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                                                   EXHIBIT 10.1

                             R. G. BARRY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
               (REFLECTS AMENDMENTS AND REVISIONS FOR SHARE SPLITS
                    AND SHARE DIVIDENDS THROUGH MAY 8, 2003)


1.   PURPOSE
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         The purpose of the R. G. Barry Corporation Employee Stock Purchase Plan
(the "Plan") is to provide Associates of R. G. Barry Corporation (the "Company") an opportunity to acquire an equity interest in the Company through the purchase of Common Shares ("Shares") of the Company and thus develop a stronger incentive to work for the continued success of the Company's operations. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and therefore, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423(b) of such Code.

2.   ELIGIBILITY
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         A. Any Associate (as defined in Paragraph 19B) who shall have completed at least twelve (12) consecutive months as such an Associate prior to the date his participation in the Plan is to become effective shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Internal Revenue Code.

         B. Any provision of the Plan to the contrary notwithstanding, no Associate shall be granted an option:

                  (i) If, immediately after the grant, such Associate would own Shares and/or hold outstanding options to purchase Shares, possessing 5% or more of the total voting power of the Company; or

                  (ii) which permits his rights to purchase Shares under all employee stock purchase plans of the Company and its parent and subsidiary corporations, if any, to accrue at a rate which exceeds $25,000 of fair market value of such Shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

3.   TERMS OF THE PLAN
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         A. The Plan will be conducted in separate terms of not more than 27 months each. Each Term will commence on such date as shall be determined from time to time by the Board of Directors of the Company. Participation in any part of any Term of the Plan shall neither limit, nor be a prerequisite to, participation in any other Term or part thereof except that no Associate may have more than one Payroll Deduction Authorization in effect under the Plan simultaneously. Subject to Paragraph 11A, the number of Shares available during each Term shall be determined by the Stock Purchase Plan Committee.

4.   PARTICIPATION IN THE PLAN
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         A. Eligible Associates will be notified of their eligibility by the
Company on or before the commencement of each Offering Period. An Offering Period shall consist of the 30-day period immediately preceding the commencement date of a Term.

         B. An Eligible Associate may become a participant ("Participant") by completing the form provided by the Company and filing it with his supervisor prior to the applicable date provided below.

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         C. An Eligible Associate who wishes to become a Participant for any full Term of the Plan must file his Election to Purchase Form applicable to such Term prior to the conclusion of the Offering Period immediately preceding the date when such Term commences, and such Election to Purchase Form shall become effective on such commencement date.

         D. An Associate who becomes an Eligible Associate after the commencement of a Term may become a Participant for the last half of any Term of the Plan. To do so, he must file his Election to Purchase Form applicable to such period during the calendar month preceding the first anniversary of the commencement date of such Term (the "mid-point"), and such Election to Purchase Form shall become effective on that date.

         E. If a Participant in any Term of the Plan files another Election to Purchase Form applicable to such Term, after he becomes a Participant in such Term, such filing shall constitute an election under Paragraph 9 to withdraw all funds then credited to the account of such Participant.

         F.   Participation in the Plan shall be voluntary.

5.   PAYROLL DEDUCTIONS
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         A. At the time he enrolls in any Term of the Plan, a Participant shall elect to have payroll deductions made from his pay on each pay day during the time he is a Participant in that Term of the Plan in multiples of $1.00. The minimum deduction for any Participant shall be $2.00. The maximum deduction for each Participant shall be an amount equal to 10% of his annual Base Pay as of the time of such enrollment.

         B. All payroll deductions made for a Participant shall be credited to his account under the Plan. A Participant may not make any separate cash payment into such account except in the event of a lay--off or leave of absence as provided for in Paragraph 9D.

         C. During any Term of the Plan, a Participant may not elect to change the rate of payroll deductions to be made from his pay for the remainder of that Term of the Plan.

         D. Payroll deductions for a Participant shall commence on the date when his Election to Purchase Form becomes effective and shall end on the termination date of the Term of the Plan to which such Election to Purchase Form is applicable, unless sooner terminated by the Participant as provided in Paragraph 9.

6.   GRANTING OF OPTION
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         A. On the date when a Participant's Election to Purchase Form becomes effective under Term II of the Plan, the Participant will be granted an option for as many full Shares as he will be able to purchase with the payroll deductions credited to his account during his participation in Term II of the Plan pursuant to his Election to Purchase Form at a price equal to 85% of the closing price of the Shares on the Exchange on such date.

         B. A Participant who files an Election to Purchase Form which becomes effective on the date when any subsequent Term of the Plan commences shall be granted an option, on such date, for as many full Shares as could be purchased, using his payroll deductions, at a price equal to 85% of the Closing Price of the Shares on the Exchange on such date.

         C. A Participant who files an Election to Purchase Form which becomes effective at the mid-point of any Term of the Plan shall be granted an option, on such date, for as many full Shares as could be purchased, using his payroll deductions, at a price equal to 85% of the higher of (a) the closing price of the Shares on the Exchange on such mid-point or (b) the closing price of the Shares on the Exchange on the date when that Term commenced.

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         D. The option price of Shares purchased with payroll deductions made during each Term of the Plan for an Associate who becomes a Participant in that Term of the Plan on the date when such Term commences shall be the lower of:

                  (i) 85% of the closing price of the Shares on the Exchange on that date; or

                  (ii) 85% of the closing price of the Shares on the Exchange on the date when such Term ends.

         E. The option price of Shares purchased with payroll deductions made during the last half of each Term of the Plan for an Associate who becomes a Participant in that Term of the Plan on the mid-point thereof, shall be the lower of:

                  (i) 85% of the higher of (a) the closing price of the Shares on the Exchange on such mid-point, or (b) the closing price of the Shares on the Exchange on the date when that Term commenced; or

                  (ii) 85% of the closing price of the Shares on the Exchange on the date when such Term ends.

         F. Notwithstanding subparagraphs D and E of this Paragraph 6, no option price applicable to an option granted under the Plan shall be less than the lesser of:

                  (i) an amount equal to 85% of the fair market value of the Shares at the time such option is granted; or

                  (ii) an amount equal to 85% of the fair market value of the Shares at the time such option is exercised.

7.   EXERCISE OF OPTION
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         A. (i) Unless a Participant elects otherwise, as provided hereinbelow, his option for the purchase of Shares with payroll deductions made during any Term of the Plan will be exercised automatically for him on the date when that Term ends for the purchase of not more than the number of full Shares which the accumulated payroll deductions in his account at that time will purchase at the applicable option price, subject to Paragraph 7B; provided, that in no event may a Participant purchase more Shares under any Term of the Plan than the number of Shares for which he was granted an option when he became a Participant in that Term as provided by Paragraph 6 of the Plan.

                  (ii) By completing an Account Settlement Form provided by the Company and filing it with his supervisor on or before the date when any Term of the Plan ends, a Participant may elect, effective at the termination of that Term, to:

                  (a) withdraw all the accumulated payroll deductions in his account at that time, with interest computed as provided in Paragraph 10; or

                  (b) exercise his option for a specified number of full Shares less than the number of full Shares for which his option would otherwise be automatically exercised, and receive the balance in cash with interest computed as provided in Paragraph 10.

         B. No option granted to a Participant under any Term of the Plan pursuant to Paragraph 6 may be exercised at the date when such Term ends to purchase more Shares than can be purchased in accordance with any applicable law or regulation then in effect, at the applicable option price, with the sum then accumulated in his payroll deduction account.

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         C. Any option granted to a Participant under any Term of the Plan and not exercised on the date when that Term ends shall lapse as of such date.

8.   DELIVERY
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         As promptly as practicable after the termination of each Term of the
Plan, the Company will deliver to each Participant as appropriate either (A) certificates for Shares purchased upon the exercise of his option, together with a cash payment equal to the balance (with interest computed as provided in Paragraph 10) of any payroll deductions credited to his account during such Term and not used for the purchase of Shares, or (B) a cash payment equal to the total of the payroll deductions credited to his account during such Term and interest on such payroll deductions computed as provided in Paragraph 10.

9.   WITHDRAWAL OR TERMINATION
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         A. A Participant may withdraw payroll deductions credited to his account under the Plan at any time by completing a Form provided by the Company and filing it with his supervisor. All of the Participant's payroll deductions credited to his account will be paid to him promptly after such filing, and no further payroll deductions will be made from his pay except in accordance with a new Election to Purchase Form filed in accordance with Paragraph 4 with respect to a subsequent Term.

         B. A Participant's withdrawal will not have any effect upon his eligibility to participate in any succeeding Term (or part thereof) of the Plan nor in any similar plan which may be adopted by the Company in the future.

         C. Upon termination of a Participant's employment prior to the last day of a Term of the Plan for any reason, his participation in that Term will end and the payroll deductions then credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under Paragraph 14.

         D. If an Associate retires or dies during a Term, he or his legal representative, respectively, may elect to continue participation for the remainder of the Term by making cash contributions in lieu of payroll deductions or to terminate participation pursuant to Paragraph 9C. If an Associate is laid off or takes a leave of absence, he may elect to suspend payroll deductions, to continue his participation by making cash contributions in lieu of payroll deductions or to terminate such deductions pursuant to Paragraph 9A.

         E. Any payroll deductions returned to a Participant or paid to any person or persons in accordance with Paragraph 14, in either case as a result of such Participant's withdrawal from, or termination of participation in, the Plan, will be credited with interest computed as provided in Paragraph 10.

10.  INTEREST
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         In any situation where the Plan provides for the payment of interest on a Participant's payroll deductions, such interest shall be computed at the rate of 7% per annum applied to the average amount in the Participant's account at the end of each calendar month during the twelve--month period from the commencement date of the Term or the anniversary date thereof and shall be compounded each such interest year. The Stock Purchase Plan Committee shall review such interest rate annually and may recommend to the Board of Directors of the Company that such rate be adjusted.

11.  SHARES AND SHARE CERTIFICATES
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         A. The Shares to be sold to Participants under the Plan may, at the election of the Company, be either Treasury Shares or Shares originally issued for such purpose. The maximum number of Shares of Stock which shall be made available for sale under the Plan shall be 1,279,900 Shares, plus such number of additional Shares as may from time to time be authorized by the shareholders for that purpose, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16. If the total number of Shares for which options would otherwise be granted at any time pursuant to Paragraph 6 shall

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exceed the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Company shall make a pro rata reduction of the number of Shares under each option to be granted at that time in as nearly uniform a manner as shall be practicable and as it shall determine to be equitable.

         B. The Participant will have no interest in the Shares covered by his option and will not be deemed a shareholder with respect thereto until such option has been exercised.

         C. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or if the Participant so directs by completing a Form provided by the Company and filing it with his supervisor prior to the termination date of the applicable Term of the Plan, in the names of the Participant and one such other person as may be designated by the Participant as joint tenants with rights of survivorship, to the extent permitted by the applicable law.

12.  USE OF FUNDS
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         All payroll deductions held by the Company under this Plan may be used for any corporate purpose and the holder thereof shall not be obligated to segregate such payroll deductions.

13.  ADMINISTRATION
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         The Plan shall be administered by an Employee Stock Purchase Plan
Committee consisting of three Associates of the Company who shall be appointed by the Board of Directors. Such Committee shall be vested with full authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision or action of such Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant.

14.  DESIGNATION OF BENEFICIARY
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         A Participant may designate a beneficiary or beneficiaries to receive any Shares and cash to the Participant's credit under the Plan in the event of such Participant's death prior to delivery to him of such Shares and cash by completing a Form provided by the Company and filing it with his supervisor. Such designation may be changed by the Participant at any time by completing and filing another such Form. Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Shares and cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company in its discretion may deliver such Shares and cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company then to such other person as the Company may designate. The Company shall not be responsible for or be required to give effect to the disposition of such Shares and cash in accordance with any will or other testamentary disposition made by such Participant, or because of the provisions of law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Shares or cash credited to the Participant under the Plan.

15.  TRANSFERABILITY
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         Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (except by will or pursuant to the laws of

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inheritance), and any such attempted assignment, transfer, pledge (except by will or pursuant to the laws of inheritance), or other disposition shall be null and void and without effect, but the Company may treat such acts as an election to withdraw from the Plan.

16.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
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         In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like, occurring during any Term of the Plan, as a result of which shares of any class shall be issued in respect of the outstanding Shares or common shares shall be changed into the same or a different number of the same or another class or classes, the number of Shares subject to each option granted during such Term and the option price applicable to each such option shall be appropriately adjusted.

17.  AMENDMENT OR TERMINATION OF THE PLAN
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         The Board of Directors of the Company may at any time amend, suspend, modify or terminate the Plan, except that no such termination can affect options previously granted, and except that no amendment may make any change in any option theretofore granted which would adversely affect the rights of any Participant and no amendment may be made without prior approval of the shareholders of the Company if such amendment would:

         A. require sale of more than 1,279,900 Shares under the Plan; or

         B. permit payroll deductions at a rate in excess of 10% of a Participant's Base Pay.

18.  NOTICES
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         All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Employee Stock Purchase Plan Committee, c/o R. G. Barry Corporation, 13405 Yarmouth Road, N.W., Pickerington, Ohio 43147, or when received in the form specified by the Company or at the location, or by the person, designated by the Company for the receipt of such notice or other communications.

19.  DEFINITIONS
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         A. "Base Pay" is the hourly rate, or the rate per pay period for salaried Associates, which the Associate regularly receives on each pay day without taking into account bonuses, overtime pay and all other forms of additional compensation, except to the extent that the inclusion of any such item is specifically approved by the Plan Committee.

         B. "Associate" means any person, including an officer, who is a full time employee of the Company, and shall not include any person who is customarily employed by the Company for twenty hours a week or less, or for less than five months during a calendar year.

         C. "Exchange" means the principal stock exchange on which Shares of the Company are traded.